UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: July 23, 2021

ALTITUDE INTERNATIONAL HOLDINGS, INC.

(Exact name of Registrant as specified in its Charter)

New York	000-55639	13-3778988
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

4500 SE Pine Valley Street, Port Saint Lucie, FL 34952

(Address of Principal Executive Offices)

(772) 323-0625

(Registrant’s Telephone Number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Securities registered under Section 12(b) of the Exchange Act: None

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $.001 par value	ALTD	N/A

Item 2.01 Completion of Acquisition or Disposition of Assets.

On July 23, 2021, the Company closed the Share Exchange Agreement (the “Agreement”) with Breunich Holdings, Inc., a Delaware entity (“BHI”) and the shareholders of BHI that was first entered into on July 6, 2021. Pursuant to the terms of the Agreement, the Company issued 295,986,724 shares of its common stock to the shareholders of BHI in exchange for 100% ownership of BHI. The Company also agreed to issue 51 shares of its Series A preferred stock to Greg Breunich for his services as an officer of BHI.

Pursuant to the terms of the Agreement, following the Closing, Altitude acquired 100% ownership of BHI as a wholly owned subsidiary of the Company and its operating companies:

●	CMA Soccer, LLC
●	ITA-USA Enterprise LLC
●	Trident Water LLC
●	North Miami Beach Academy LLC
●	NVL Volleyball Academy LLC
●	Six Log Cleaning and Sanitizing LLC
●	Altitude Wellness LLC

Following the Closing, BHI is now operating as a wholly owned subsidiary of the Company, with each of its subsidiaries operating as wholly owned subsidiaries through BHI.

Item 3.02 Unregistered Sales of Equity Securities

Pursuant to the Share Exchange Agreement, on July 23, 2021, the Company issued 295,986,724 shares of its restricted common stock to the shareholders in BHI on a pro rata basis. These shares were issued pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended pursuant to Section 4(a)(2) of the Act and/or Rule 506 of Regulation D promulgated thereunder since, among other things, the transactions did not involve a public offering.

Item 5.01 Changes in Control of the Registrant.

On July 23, 2021, after the closing the Share Exchange Agreement, a change of control of the Company occurred. Gregory Breunich now holds voting control of the Company.

Item 9.01 Financial Statements and Exhibits.

When a public company that is not a shell company completes a Share Exchange or acquisition that requires the preparation and filing of financial statements on the acquired company, such as our dealings that are affected by the Share Exchange Agreement, it must file such financial information via Form 8-K. If these required financials are not filed with the initial filing, they must be filed by amendment to the Form 8-K within 71 calendar days after the due date of the initial Form 8-K filing. As such, the Company has secured an agreement with a certified public accountant to prepare the Company’s financial statements in conformity with SEC rules, regulations, and guidelines to be filed as an amendment to this initial Form 8-K with the SEC within 71 days of the due date of this 8-K announcing the closing of the Share Exchange Agreement.

Exhibit
Number	Description
10.3	Share Exchange Agreement with Breunich Holdings, Inc.

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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTITUDE INTERNATIONAL HOLDINGS, INC.

Date:	July 23, 2021	By:	/s/ Greg Breunich
Greg Breunich
Chief Executive Officer, Acting Chief Financial Officer and Director

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